                                                                   EXHIBIT 10.18

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE COMPANY OR WARRANTHOLDER'S COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION OR UNLESS PURSUANT TO RULE 144.

Warrant Issue Date:  May 13, 1999

                                YOUCENTRIC, INC.
                                     WARRANT

         THIS CERTIFIES that, subject to the terms and conditions of this Warrant, HAAS FINANCIAL ADVISORS, INC. (the "Warrantholder"), for value received, is entitled to subscribe for and purchase up to forty-one thousand five hundred ninety-four (41,594) fully-paid and non-assessable shares (the "Shares") of the Common Stock ("Stock") of YOUcentric, Inc. (formerly Sales Vision, Inc.), a North Carolina corporation (the "Company"), at the exercise price of Three Dollars and Sixty Cents ($3.60) per share (the "Initial Exercise Price"), which number of Shares and Initial Exercise Price will be adjusted pursuant to the provisions of Section 7 hereof (the "Exercise Price").

         1. Term. Except as otherwise provided for herein, the term of this Warrant and the right to purchase shares as granted herein will be exercisable, at any time and from time to time, during the period commencing on May 13, 1999 and terminating at 5:00 p.m. May 13, 2004 (the "Termination Date").

         2. Exercise of Purchase Rights.

            (a) Exercise. The purchase rights represented by this Warrant are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time during the period set forth in Section 1 above, by tendering the Company at its principal office a notice of exercise in the form attached hereto as Exhibit A (the "Notice of Exercise"), duly completed and executed. Upon receipt of the Notice of Exercise and the payment of the Exercise Price in accordance with the terms set forth below, the Company will issue to the Warrantholder a certificate for the number of shares of Stock of the Company purchased and will execute the Notice of Exercise indicating the number of shares of Stock which remain subject to future purchases, if any. The person or persons in whose name(s) any certificate(s) representing shares of Stock will be issued upon exercise of this Warrant will be deemed to have become the holder(s) of record of the Shares represented thereby (and such shares will be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased will be delivered to the

Warrantholder or its designee as soon as practical and in any event within thirty (30) days after receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the remaining portion of the Shares, if any, with respect to which this Warrant will not then have been exercised will also be issued to the Warrantholder as soon as possible and in any event within such thirty (30) day period.

            (b) Method of Exercise. The purchase rights hereby represented may be exercised, at the election of the Warrantholder, by the tender of the Notice of Election and the surrender of this Warrant at the principal office of the Company and by the payment to the Company, by check, cancellation of indebtedness or other form of payment acceptable to the Company, of an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased. Alternatively, this Warrant may be exchanged for Warrant Shares as described in Section 2(c) of this Warrant.

            (c) Right to Convert Warrant into Stock.

                (i) As an alternative to payment of the Exercise Price as set forth in Section 2(b) of this Warrant, the Warrantholder shall have the right at any time and from time to time to convert this Warrant into shares of Stock (the "Conversion Right"). Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any Exercise Price or of any other cash or other consideration) that number of Shares of Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the Shares of Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one Share of Stock immediately prior to the exercise of the Conversion Right. For purposes hereof, the fair market value of one Share of Stock shall be the greater of a price per Share of Stock equal to the initial Exercise Price or the current market value of the Stock.

                (ii) The current market value of one Share of Stock shall be determined as follows:

         - If the Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ Stock Market (National Market), the current market value shall be the last reported sale price of the Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;

         - If the Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices for the

            Stock reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

         - If the Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount reasonably determined by the Board of Directors of the Company.

                (iii) The Conversion Right may be exercised by the Warrantholder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Warrantholder thereby intends to exercise the Conversion Right. Certificates for the Shares of Stock issuable upon exercise of the Conversion Right shall be delivered to the Warrantholder within thirty (30) days following the Company's receipt of this Warrant together with the aforesaid written statement.

         3. Reservation of Shares.

            (a) Authorization and Reservation of Shares. The Company will at all times have authorized and reserved a sufficient number of Shares to provide for the exercise of the rights to purchase Stock as provided herein.

            (b) Registration or Listing. If any shares of Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the Securities Act of 1933, as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer), or listing on any domestic securities exchange, or if at the time of exercise the class of Stock into which this Warrant is then exercisable is listed on any domestic securities exchange, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

         4. No Fractional Shares. No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Warrantholder's rights to purchase Stock, but in lieu of such fractional shares the Company will make a cash payment therefor upon the basis of the fair market value of a share of that stock at the time of exercise.

         5. No Rights as Shareholder. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrantholder's rights to purchase Stock as provided for herein.

         6. Warrantholder Registry. The Company will maintain a registry showing the name and address of the registered holder of this Warrant.

         7. Adjustment Rights. The Exercise Price and the number of Shares of Stock purchasable hereunder are subject to adjustment from time to time, as follows:

            (a) Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant into the same or a different number of securities of any other class or classes, or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, will duly execute and deliver to the holder of this Warrant, so that the holder of this Warrant will have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares of Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a Warrantholder of the number of Shares of Stock then purchasable under this Warrant. Such new Warrant will provide for adjustment that will be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 7. The provisions of this subsection (a) will similarly apply to successive reclassifications, changes, mergers and transfers.

            (b) Subdivision or Combination of Shares. If the Company at any time will subdivide its Stock, the Exercise Price will be proportionately decreased and the number of Shares issuable pursuant to this Warrant will be proportionately increased. If the Company at any time will combine its Stock, the Exercise Price will be proportionately increased and the number of Shares issuable pursuant to this Warrant will be proportionately decreased.

            (c) Stock Dividends. If the Company at any time will pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of Stock, then the Exercise Price will be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution of stockholders to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which will be the total number of shares of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which will be the total number of shares of Stock outstanding immediately after such dividend or distribution. The Warrantholder will thereafter be entitled to purchase, at the Exercise Price resulting form such adjustment, the number of Shares of Stock (calculated to the nearest whole share) obtained by multiplying (i) the Exercise Price in effect immediately prior to such adjustment by (ii) the number of Shares of Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (d) Reserved Shares Adjustment. The number of Shares reserved for issuance pursuant to this Warrant will automatically be adjusted without further action by the Company in the event of any adjustment of the number of Shares issuable pursuant to this Warrant.

            (e) Registration and Listing. The Company will use its best efforts to assure that all Shares of Stock issuable pursuant to this Warrant may be so issued without violation of any applicable law or regulation or any requirements of any domestic stock exchange (except for official notice of issuance, which will be immediately transmitted by the Company upon issuance) upon which shares of Stock or other shares of the same class may be listed.

         8. Compliance with Securities Act; Disposition of Warrant or Shares of Stock.

            (a) Compliance with Securities Act. The Warrantholder, by acceptance hereof, agrees that this Warrant, and the Shares of Stock to be issued upon exercise hereof, are being acquired for investment and that such Warrantholder will not offer, sell or otherwise dispose of this Warrant, or any Shares of Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. At the time of exercise, the Warrantholder will execute an Investment Letter in the form attached hereto as Exhibit B stating (among other things) that the shares issued pursuant to the Warrant have not been registered under federal or state securities laws, and that such shares may not be transferred unless the shares are so registered or unless the Company has received an opinion of the Company's counsel or such Warrantholder's counsel reasonably acceptable to the Company that such transfers are exempt from registration.

            (b) This Warrant and all shares of Stock issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) will be stamped or imprinted with a legend in substantially the following form:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION OR UNLESS PURSUANT TO RULE 144."

            (c) Representations and Warranties of Warrantholder. In addition, in connection with the issuance of this Warrant, the Warrantholder specifically represents to the Company by acceptance of this Warrant as follows:

                (i) The Warrantholder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Warrantholder is acquiring this

Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act.

                (ii) The Warrantholder understands that this Warrant has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Warrantholder's investment intent as expressed herein.

                (iii) The Warrantholder further understands that this Warrant and any shares of Stock to be issued upon exercise hereof must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available.

            (d) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares of Stock acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the Warrantholder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with an opinion of the Company's counsel or such Warrantholder's counsel reasonably satisfactory to the Company, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Stock and indicating whether or not under the Securities Act certificates for this Warrant or such shares of Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than five (5) days after receipt of the written notice, will notify such Warrantholder that such Warrantholder may sell or otherwise dispose of this Warrant or such shares of Stock, all in accordance with the terms of the notice delivered to the Company. Notwithstanding the foregoing, this Warrant or such shares of Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Securities act, provided that the Company will have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Stock thus transferred (except a transfer pursuant to Rule 144 or 144A) will bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Company or the Warrantholder or pursuant to Rule 144 or 144A, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instruction to its transfer agent in connection with such restrictions. Notwithstanding the foregoing, (i) until a public market develops for the securities of the Company, neither the Warrantholder nor any subsequent transferee may transfer the Warrant or any Warrant Shares to any competitor of the Company; and (ii) any transferee of the Warrantholder and any subsequent transferee will expressly agree in writing with the Company to be bound by and to comply with all applicable provisions of this Warrant.

            (e) If in connection with the initial public offering of shares of Stock of the Company registered pursuant to the Securities Act, the managing underwriter for such registration will so request, the Warrantholder will not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Warrant Shares (other than those shares of Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Warrantholder, which period will begin not more than ten (10) days prior to the effectiveness of the registration statement pursuant to which such public offering will be made and will not last more than one hundred eighty (180) days (or such other period as the officers and directors of the Company and Warrantholder of greater than ten percent (10%) of all securities registered pursuant to the registration statement mutually agree) after the effective date of such registration statement. The Warrantholder hereby agree to execute such form of agreement evidencing this obligation as any underwriter requests.

         9. Registration Rights of the Warrantholder. So long as this Warrant shall be outstanding, the Warrantholder shall be entitled to registration rights with respect to the Shares of Stock purchasable hereunder to the same extent as those purchasers of shares of the Company's Series A Preferred Stock pursuant to the Series A Stock Purchase Agreement.

         10. Miscellaneous.

             (d) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party will be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

             (e) Governing Law. This Warrant Agreement will be governed by and construed for all purposes under and in accordance with the laws of the State of North Carolina without respect to the principles of the choice of law or the conflict of laws.

             (f) Descriptive Headings. The descriptive headings of the sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

             (g) Notices. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder, at the address in the Warrant Register maintained by the Company, and (ii) to the Company, at 6000 Fairview Road, Suite 1180, Charlotte, North Carolina 28210, Attention: Thomas M. Fedell, or at such other address as any such party may subsequently designate by written notice to the other party.

             (h) Lost Warrants. The Company covenants to the Warrantholder, that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

             (i) Severability. In the event any one or more of the provisions of this Warrant will for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant will be unimpaired, and the invalid, illegal or unenforceable provision will be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

             (j) Modification and Waiver. This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the same is sought.

             (k) Entire Agreement. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and undertakings of the parties, whether oral or written, with respect to such subject matter.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

                                       YOUCENTRIC, INC.


                                       By: /s/  THOMAS M. FEDELL
                                           Thomas M. Fedell, President

                                    EXHIBIT A

                           NOTICE OF EXERCISE FOR CASH


To:      YOUcentric, Inc.
         6000 Fairview Road
         Suite  1180
         Charlotte, North Carolina  28210
         Attention:  Thomas M. Fedell

                  1. The undersigned, hereby elects to purchase         shares
of the Common Stock of YOUcentric, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                  2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                    Name                                Address
                    ----                                -------





                                             -----------------------------------
                                                         (SIGNATURE)



Date:
      ------------------------

                                    EXHIBIT B

                                     FORM OF
                                INVESTMENT LETTER

                               ___________, 19___

YOUcentric, Inc.
6000 Fairview Road
Suite 1180
Charlotte, North Carolina  28210
Attention:  Thomas M. Fedell

Gentlemen:

         The undersigned, ________________________ ("Purchaser") intends to acquire up to _________ shares (the "Shares") of the Common Stock of YOUcentric, Inc. (the "Company") from the Company pursuant to the exercise of certain Warrant held by Purchaser. The Shares will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). In connection with such purchase and in order to comply with the exemption from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

         1. Purchaser is acquiring the Shares for Purchaser's own account, to hold for investment, and Purchaser will not make any sale, transfer or other disposition of the Shares in violation of the 1933 Act or the rules and regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any applicable state securities law.

         2. Purchaser has been advised that the issuance of the Shares is not being registered under the 1933 Act on the ground that this transaction is exempt from registration under Section 3(b) or 4(2) of the 1933 Act, as not involving any public offering, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter. Purchaser also has been advised that neither the Shares nor the issuance thereof are being registered under the securities laws of any state.

         3. Purchaser has been informed that the Shares must be held indefinitely unless subsequently registered under the 1933 Act and applicable state securities laws, or unless exemptions from such registration are available with respect to any proposed transfer or disposition by Purchaser of the Shares. Purchaser understands and agrees that the Company, as a condition to the transfer of any of the Shares, may require that the request for transfer be accompanied by an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, to the effect that the proposed transfer is exempt from registration under 1933 Act and applicable state securities laws, unless such transfer is covered by an effective registration statement under the 1933 Act and all applicable state securities laws.

         4. Purchaser understands and agrees that there will be placed on the certificates for the Shares, or any substitutions therefor, a legend stating in substance:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION OR UNLESS PURSUANT TO RULE 144."

         5. Purchaser has been furnished with or has had access to the information it has requested from the Company in connection with the investment represented by the Shares and has had an opportunity to discuss with the officers and management of the Company the Company's business and financial affairs. Purchaser has such knowledge and experience in business and financial matters and with respect to investments in securities or in privately held companies so as to enable it to understand and evaluate the risks of such investment and form an investment decision with respect thereto.

                                      Very truly yours,


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


         Accepted as of the       day of             , 19  .


                                      YOUCENTRIC, INC.


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------